                                                                    EXHIBIT 10.8

                               HEALTHCENTRAL.COM

                             CONSULTING AGREEMENT
                             --------------------

     This Consulting Agreement (the "Agreement") is entered into by and between
                                     ---------
HealthCentral.com (the "Company") and Dr. Michael D. McDonald ("Consultant").
                        -------                                 ----------

     This Agreement is entered into in connection with and is ancillary to an Agreement and Plan of Reorganization (the "Plan") dated as of May 6, 1999 among
                                           ----
Company, HC Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Company ("Merger Sub"), and Windom Health Enterprises, a
                        ----------
California corporation ("Windom"), pursuant to which Merger Sub is to merge with
                         ------
and into Windom, Merger Sub will continue as the surviving corporation in the merger, and the shares of Windom capital stock outstanding immediately prior to the effective time of the merger will be converted into shares of Company Common Stock, all as set forth in the Plan (the "Merger"). The date on which the
                                          ------
Merger becomes effective will be the effective date of this Agreement (the "Effective Date").
 --------------

     Consultant is the owner of a majority of the shares of capital stock of Windom and has been actively involved in the development and/or marketing of Company's products. Company intends to continue the business of Windom after the Merger and integrate such business into Company's ongoing business. To preserve and protect the assets of Windom, including Windom's goodwill, customers and trade secrets of which Consultant has and will have knowledge in Consultant's role as a consultant of Company and to preserve and protect Company's goodwill and business interests going forward, and in consideration for Company's entering into and performing under the Plan, Consultant has agreed to enter into this Agreement.

     In addition, as required by and defined in Section 6 below, Consultant is concurrently herewith entering into a Proprietary Information Agreement and a Non-Competition Agreement in favor of Company designed to protect Company's proprietary rights.

     1.   Consulting Relationship. Beginning on the Effective Date and ending on
          -----------------------
the date that is three years after the Effective Date (subject to earlier termination as set forth in Section 1(c) below), Consultant will provide consulting services to the Company as described on Exhibit A attached to this
                                                   ---------
Agreement (the "Consultancy").  Consultant shall use Consultant's best efforts
                -----------
to perform the consulting services in a manner satisfactory to the Company.

          (a)  Fees; Support. As consideration for the consulting services to be
               -------------
provided by Consultant, the Company will pay Consultant a monthly fee of Five Thousand Dollars ($5,000.00) for his provision of services during the term of the Consultancy (and after the term of the Consultancy to the extent provided in Section 7 herein). As additional consideration for the services, the Company will provide Consultant with such support facilities and space as may be required in the Company's judgment to enable Consultant to properly perform the services.

          (b)  Independent Contractor.  During the Consultancy, Consultant's
               ----------------------
relationship with the Company will be that of an independent contractor and not that of an employee. Consultant will not be eligible for any employee benefits, nor will the Company make deductions from payments made to Consultant for taxes, all of which will be Consultant's responsibility. Consultant agrees to indemnify and hold the Company harmless from any liability for, or assessment of, any such taxes imposed on the Company by relevant taxing authorities.

          (c)  Termination.  Either party may terminate the Consultancy at any
               -----------
time upon ten (10) days' written notice.

          (d)  Bonus.  The Company will pay Consultant a bonus in the amount of
               -----
Eighty Five Thousand Dollars ($85,000.00) in respect of certain past due compensation and loan amounts owed by Windom to Consultant, at the later of (i) the closing of the Company's sale of Series B Preferred Stock, or (ii) the Effective Date.

     2.   Expenses.  The Company will reimburse Consultant for reasonable
          --------
expenses actually incurred in connection with his performance of services as a consultant, and evidenced by his submission of receipts.

     3.   Supervision of Consultant's Services.  Any services in addition to
          ------------------------------------
those specified on Exhibit A that are to be performed by Consultant will be as agreed between Consultant and the Company's Chief Executive Officer. Consultant will be required to report to the Company's Chief Executive Officer concerning the services performed under this Agreement. The nature and frequency of these reports will be left to the discretion of the Chief Executive Officer.

     4.   Place of Employment.  During the term of this Agreement, Consultant
          -------------------
shall render his services from any location of Consultant's choosing. Consultant shall do such traveling as shall be reasonably necessary in connection with his duties and responsibilities hereunder.

     5.   Confidentiality Agreement and Non-Competition Agreement.  Consultant
          -------------------------------------------------------
shall sign, or has signed, a Confidential Information and Invention Assignment Agreement substantially in the form attached to this Agreement as Exhibit B (the
                                                                  ---------
"Proprietary Information Agreement"), and a Non-Competition Agreement in the
 ---------------------------------
form attached as Exhibit C (the "Non-Competition Agreement") prior to or on the
                 ---------       --------------- ---------
date on which Consultant's consulting relationship with the Company commences.

     6.   Conflicts with this Agreement. Consultant represents and warrants that
          -----------------------------
Consultant is not under any pre-existing obligation in conflict or in any way inconsistent with the provisions of this Agreement. Consultant warrants that Consultant has the right to disclose or use all ideas, processes, techniques and other information, if any, which Consultant has gained from third parties, and which Consultant discloses to the Company in the course of performance of this Agreement, without liability to such third parties. Consultant represents and warrants that Consultant has not granted any rights or licenses to any intellectual property or technology that would conflict with Consultant's obligations under this Agreement. Consultant will not knowingly infringe upon any copyright, patent, trade secret or other proprietary right of any former client, employer or third party in the performance of the services required by this Agreement.

     7.   Severance.  If, during the period beginning on the Effective Date and
          ---------
ending on the date that is three years after the Effective Date (the "Severance
                                                                      ---------
Period"), the Company terminates Consultant's Consultancy without Cause (as
- ------
defined below), and does not release Consultant from the continuing obligations under the Non-Competition Agreement, Consultant will be entitled to receive continued payment of his monthly base salary on a monthly basis for each remaining month in the Severance Period (subject to proration for any remaining partial month) (the "Severance"), subject to Consultant's continued compliance
                     ---------
with all the terms of the Proprietary Information Agreement, the Non-Competition Agreement and the surviving terms of this Agreement. In addition, Consultant may waive his right to receive the Severance payment, in which case the Company shall release Consultant from his obligations to the Company under the Non-Competition Agreement.

     8.   Definition of "Cause."  As used in this Agreement, the term "Cause"
          --------------------
shall mean:

          (a) Consultant personally engaging in knowing and intentional illegal conduct which is seriously injurious to Company or its affiliates;

          (b) Consultant being convicted of a felony, or committing an act of dishonesty or fraud against, or the misappropriation of property belonging to, Company or its affiliates;

          (c) The performance by Consultant of those acts identified in Section 2924 of the California Labor Code;

          (d) Consultant knowingly and intentionally breaching any material term of this Agreement, the Proprietary Information or the Non-Competition Agreement;

          (e) Consultant's failure to cease providing services to a person or entity that the Company reasonably deems to be a competitor of the Company within two weeks after receipt of written notice that the Company reasonably deems such person or entity to be a competitor; or

          (f) any material breach by Consultant of any material provision of this Agreement, the Proprietary Information Agreement or the Non-Competition Agreement which continues uncured for 30 days following notice thereof.

     9.   Miscellaneous.
          -------------

          (a)  Amendments and Waivers. Any term of this Agreement may be amended
               ----------------------
or waived only with the written consent of the parties.

          (b)  Sole Agreement.  This Agreement, including the Exhibits hereto,
               --------------
constitutes the sole agreement of the parties and supersedes all oral negotiations and prior writings with respect to the subject matter hereof.

          (c)  Notices.  Any notice required or permitted by this Agreement
               -------
shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

          (d)  Choice of Law.  The validity, interpretation, construction and
               -------------
performance of this Agreement shall be governed by the laws of the State of California, without giving effect to the principles of conflict of laws.

          (e)  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (f)  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

          (g)  Arbitration.   Any dispute or claim arising out of or in
               -----------
connection with any provision of this Agreement, will be finally settled by binding arbitration in Alameda County, California in accordance with the rules of the American Arbitration Association by one arbitrator appointed in accordance with said rules. The arbitrator shall apply California law, without reference to rules of conflicts of law or rules of statutory arbitration, to the resolution of any dispute. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraph, without breach of this arbitration provision. This subsection shall not apply to the Proprietary Information Agreement.

          (h)  Advice of Counsel.  EACH PARTY ACKNOWLEDGES THAT, IN EXECUTING
               -----------------
THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

          (i)  Surviving Terms.  Sections 5, 8 and 9 of this Agreement shall
               ---------------
survive the termination of this Agreement for any reason or no reason. The Proprietary Information Agreement and Non-Competition Agreement shall survive the termination of this Agreement.


                            [Signature Page Follows]

     The parties have executed this Agreement on the respective dates set forth below.


                                    HEALTHCENTRAL.COM


                                    By:   /s/ Albert L. Greene
                                       ______________________________________
                                       Name:  Albert L. Greene
                                            _________________________________
                                       Title: CEO
                                             ________________________________

                                    Address:  6001 Shellmound Street, Suite 800
                                              Emeryville, CA 94608

                                    Date:____________________________________


                                    /s/ Michael D. McDonald
                                    _________________________________________
                                    Dr. Michael D. McDonald

                                    Address:  10604 Crossing Creek Road
                                              Potomac, MD  20854

                                    Date: August 12, 1999
                                         ____________________________________


                                   EXHIBIT A
                                   ---------

                      DESCRIPTION OF CONSULTING SERVICES
                      ----------------------------------


     Consultant will spend 25 hours per month performing services for the Company, during which he will assist in strategic development of the Company, in particular the development of corporate alliances and website functionality to enable consumers to use the website within the broader context virtual health management. Service in addition to such 25 hours per month will be as agreed between the Company and Consultant, and Consultant will be paid $200 per hour for such additional services



           SIGNATURE PAGE TO HEALTHCENTRAL.COM CONSULTING AGREEMENT

                                   EXHIBIT B
                                   ---------

          CONFIDENTIAL INFORMATION AND INVENTION ASSIGNMENT AGREEMENT
          -----------------------------------------------------------

                               HEALTHCENTRAL.COM

          CONFIDENTIAL INFORMATION AND INVENTION ASSIGNMENT AGREEMENT
          -----------------------------------------------------------


     In exchange for my becoming retained as a consultant or director (or my consulting or director relationship being continued), by HealthCentral.com, a California corporation, or its subsidiaries, affiliates, or successors (collectively, the "Company") and in consideration of my receipt of shares of
                    -------
capital stock in the Company in connection with a merger (the "Merger") of a
                                                               ------
wholly-owned subsidiary of the Company with and into Windom Health Enterprises ("Windom"), I hereby agree as follows:
  ------

     1.   Inventions.  As used in this Agreement, the term "Inventions" means
          ----------                                        ----------
designs, trademarks, discoveries, formulae, processes, manufacturing techniques, trade secrets, inventions, developments, original works of authorship, concepts, know-how, improvements, and ideas, whether or not patentable or registrable under copyright or similar laws, including all rights to obtain, register, perfect and enforce these proprietary interests.

     2.   Confidential Information.  As used in this Agreement, the term
          ------------------------
"Confidential Information" means information pertaining to any aspects of the
 ------------------------
Company's business, including but not limited to its research, technical data, products, services, plans for products or services, customers and potential customers, markets and marketing, finances, financial projections, employees (including employee compensation), patents, patent applications, developments, inventions, processes, designs, drawings, engineering, formulae, scientific or other information, business plans, and agreements with third parties, disclosed to me by the Company either directly or indirectly in writing, orally or by drawings or observation of parts or equipment, or created by me during the period of my consulting or director relationship with the Company (whether commenced prior to or upon the date of this Agreement), whether or not during working hours.

     3.   Assignment of Inventions. I hereby sell, transfer, assign and convey
          ------------------------
to the Company or its designee, my entire right, title, and interest throughout the world in and to all Inventions and all intellectual property rights thereto that relate primarily to the business of Windom that I conceived, developed or reduced to practice (solely or jointly) at any time prior to the closing of the Merger. No rights are hereby conveyed in the Inventions listed on Exhibit A
                                                                  ---------
hereto, which relate primarily to the business of Windom and which were made by me prior to the closing of the Merger. I hereby waive and irrevocably quitclaim to the Company any and all claims, of any nature whatsoever, that I now or hereafter have for infringement of any and all proprietary rights assigned to the Company.

     4.   Confidentiality Obligation.  During the period of my consulting or
          --------------------------
director relationship with the Company and for a period of three years thereafter, (1) I agree to hold in confidence and not directly or indirectly to use or disclose to any third person or entity any Confidential Information I obtain or create during the period of my consulting or director relationship with the Company (whether commenced prior to or upon the date of this

Agreement), whether or not during working hours, except to the extent authorized by the Company, until such Confidential Information becomes generally known by the public, and (2) I agree not to make copies of such Confidential Information except as authorized by the Company. Upon termination of my consulting or director relationship or upon an earlier request of the Company, I will return or deliver to the Company all tangible forms of such Confidential Information in my possession or control, including but not limited to drawings, specifications, documents, records, devices, models or any other material and copies or reproductions thereof.

     5.   No Conflicts. I represent that my performance of all the terms of this
          ------------
Agreement and my provision of services as a director of or consultant to the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me in confidence or in trust prior to my becoming a consultant or director of the Company, and I will not disclose to the Company, or induce the Company to use, any confidential or proprietary information or material belonging to any previous employer or others. I agree not to enter into any written or oral agreement that conflicts with the provisions of this Agreement.

     6.   Effects of Agreement.  This Agreement (a) shall survive my consulting
          --------------------
or director relationship with the Company, (b) does not in any way restrict my right or the right of the Company to terminate my consulting relationship, with or without cause, (c) inures to the benefit of successors and assigns of the Company, and (d) is binding upon my heirs and legal representatives.

     7.   No Interference.  I certify that, to the best of my information and
          ---------------
belief, I am not a party to any other agreement that will interfere with my full compliance with this Agreement.

     8.   Miscellaneous.  This Agreement supersedes any oral, written or other
          -------------
communications or agreements concerning the subject matter of this Agreement, and may be amended or waived only by a written instrument signed by the parties. This Agreement shall be governed by the laws of the State of California applicable to contracts entered into and performed entirely within the State, without giving effect to principles of conflict of laws. If any provision of this Agreement is held to be unenforceable under applicable law, then such provision shall be excluded from this Agreement only to the extent unenforceable, and the remainder of such provision and of this Agreement shall be enforceable in accordance with its terms.

     9.   Acknowledgment.  I certify and acknowledge that I have carefully read
          --------------
all of the provisions of this Agreement and that I understand and will fully and faithfully comply with such provisions.

HEALTHCENTRAL.COM


By:  /s/ Albert L. Greene             /s/ Michael D. McDonald
   ______________________________     _________________________________
   Name: Albert L. Greene             Dr. Michael D. McDonald
        _________________________
   Title:  CEO
         ________________________

   Dated: _______________, ____       _________________________________

                                   EXHIBIT A
                                   ---------

                           LIST OF PRIOR INVENTIONS
                       AND ORIGINAL WORKS OF AUTHORSHIP
                            EXCLUDED FROM SECTION 5

                                                           Identifying Number
     Title                       Date                     or Brief Description
   ---------                   --------                 ------------------------
 Tune-In Series         Development started in 1977    High-Level well being and
                        and is currently ongoing       personel development
                                                       system, consisting of
                                                       written materials and
                                                       software

GHI Agreement           August 1999                    The GHI Agreement conveys
                                                       certain intellectual
                                                       property that will
                                                       continue to belong to GHI
                                                       and not Windom or
                                                       HealthCentral after the
                                                       merger

Healthy Cities          Development started in 1991    Matters covered in
Communications          and is currently ongoing       Mike's Berkeley
Toolbox                                                dissertation and worked
                                                       on during his tenure with
                                                       the Koop Foundation

___ No inventions or improvements

___ Additional Sheets Attached

Signature:/s/ Michael D. McDonald
          ______________________________

Print Name:   Michael D. McDonald
           _____________________________

Date:___________________________________

                                   EXHIBIT C
                                   ---------

                           NON-COMPETITION AGREEMENT
                           -------------------------

                           NONCOMPETITION AGREEMENT


         This NONCOMPETITION AGREEMENT (this "Agreement") is made as of this
                                              ---------
_____ day of _____, 1999 by and between HealthCentral.com, a California corporation ("Parent"), and Dr. Michael D. McDonald ("Consultant").
              ------                                  ----------

                                  BACKGROUND
                                  ----------

         This Agreement is entered into in connection with and is ancillary to an Agreement and Plan of Reorganization (the "Plan") dated as of May 6, 1999
                                              ----
among Parent, HC Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub"), and Windom Health Enterprises, a California
                       ----------
corporation ("Company"), pursuant to which the Company is to merge with and into
              -------
Merger Sub, Merger Sub will continue as the surviving corporation in the merger, and the shares of Company capital stock outstanding immediately prior to the effective time of the merger will be converted into shares of Parent Common Stock, all as set forth in the Plan (the "Merger"). The date on which the Merger
                                          ------
becomes effective will be the effective date of this Agreement (the "Effective
                                                                     ---------
Date").
- ----

         Consultant is the majority shareholder and Chairman of the Board of Company and has been actively involved in the development and/or marketing of Company's products. Parent intends to continue the business of Company after the Merger and integrate such business into Parent's ongoing business as a subsidiary of Parent. To preserve and protect the assets of Company, including Company's goodwill, customers and trade secrets of which Consultant has and will have knowledge in his or her role as an employee of Parent and to preserve and protect Parent's goodwill and business interests going forward, and in consideration for Parent's entering into and performing under the Plan, Consultant has agreed to enter into this Agreement. Parent and Consultant have entered into a Consulting Agreement (the "Consulting Agreement") concurrently
                                          --------------------
with execution of this Agreement.

         Consultant and Parent believe the limitations as to time, geographical area and scope of activity contained in this Agreement are reasonably necessary to, and no greater than that required to, protect the goodwill and business interests of Parent.

               1. For the period beginning on the Effective Date and ending on the three-year anniversary of the Effective Date, Consultant will not individually or as an employee, consultant, partner, officer, director or shareholder or in any other capacity whatsoever (including through GHI) of or for any person, firm, partnership, company or corporation other than Parent or its subsidiaries, work as an employee or consultant, sell products or services to, or own, manage, operate, sell, control or participate in the ownership, management, operation, sales or control of any business engaged, in the geographical areas referred to in Section 3 below, in the provision of health information, products and services directly to the general public (including linkages between consumers and health providers, payors and ancillary entities) in various media, including but not limited to radio, television, internet, interactive television, interactive cable and satellite (the "Restricted
                                                              ----------
Business").
- --------

               2. For the period beginning on the Effective Date and ending 36 months thereafter, Consultant shall not directly or indirectly solicit, induce, recruit or encourage any of Parent's employees or consultants to terminate their relationship with Parent, or attempt any of the foregoing, either for the benefit of Consultant or any other person or entity. For the period beginning on the Effective Date and ending 36 months thereafter, Consultant shall not solicit any licensor to or customer of the Parent or licensee of the Parent's products that are known to Consultant with respect to any Restricted Business.

               3. The geographical areas in which the restrictions provided for in this Agreement apply include all cities, counties and states of the United States, and all other countries in which Parent or Company has engaged in sales or otherwise conducted business or selling or licensing efforts in any aspect of the Restricted Business at any time prior hereto or during the term of this Agreement. Consultant acknowledges that the scope and period of restrictions and the geographical area to which the restrictions imposed in this
Section 3 applies are fair and reasonable and are reasonably required for the protection of Parent and that this Agreement accurately describes the business to which the restrictions are intended to apply.

               4. Consultant acknowledges that any breach of the covenants of this Agreement will result in immediate and irreparable injury to Parent and, accordingly, consents to the application of injunctive relief and such other equitable remedies for the benefit of Parent as may be appropriate in the event such a breach occurs or is threatened. The foregoing remedies will be in addition to all other legal remedies to which Parent may be entitled hereunder, including, without limitation, monetary damages.

               5.   Termination. Notwithstanding any provision in this Agreement
                    -----------
to the contrary, either party may at any time terminate the Consulting Agreement between Parent and Consultant of even date herewith (the "Consulting Agreement")
                                                          --------------------
and all obligations thereunder, in which case this Agreement shall terminate in its entirety and be of no further force or effect, provided however that if the
                                                   ----------------
Company terminates Consultant's Consultancy (as defined in the Consulting Agreement) for Cause (as defined in the Consulting Agreement), then, notwithstanding anything to the contrary in this Section 5, this Agreement shall remain in full force and effect..

               6.   Miscellaneous.
                    -------------

                    (a)  Notices. Any and all notices permitted or required to
                         -------
be given under this Agreement must be in writing. Notices will be deemed given
(i) when personally received or when sent by facsimile transmission (to the receiving party's facsimile number), (ii) on the first business day after having been sent by commercial overnight courier with written verification of receipt, or (iii) on the third business day after having been sent by registered or certified mail from a location on the United States mainland, return receipt requested, postage prepaid, whichever occurs first, at the address set forth below or at any new address, notice of which will have been given in accordance with this Section 6(a):

If to Parent:            HealthCentral.com
                         2600 Tenth Street, Suite 400
                         Berkeley, CA  94710

                         Attn:  Chief Executive Officer

If to Consultant:        10604 Crossing Creek Road
                         Potomac, MD  20854

                    (b)  Amendments. This Agreement contains the entire
                         ----------
agreement and supersedes and replaces all prior agreements between Parent and Consultant or Company and Consultant concerning the subject matter hereof. This Agreement may not be changed or modified in whole or in part except by a writing signed by the party against whom enforcement of the change or modification is sought.

                    (c)  Successors and Assigns. This Agreement will not be
                         ----------------------
assignable by either Consultant or Parent, except that the rights and obligations of Parent under this Agreement may be assigned to a corporation which becomes the successor to Parent as the result of a merger or other change of control of Parent.

                    (d)  Governing Law. This Agreement will be governed by and
                         -------------
interpreted according to the substantive laws of the State of California without regard to such state's conflicts law.

                    (e)  No Waiver. The failure of either party to insist on
                         ---------
strict compliance with any of the terms of this Agreement in any instance or instances will not be deemed to be a waiver of any term of this Agreement or of that party's right to require strict compliance with the terms of this Agreement in any other instance.

                    (f)  Severability. It is the intent of the parties that the
                         ------------
provisions of this Agreement will be enforced to the fullest extent permissible under applicable law. Consultant and Parent recognize that the limitations contained herein are reasonably and properly required for the adequate protection of the interests of Parent. If for any reason a court of competent jurisdiction or binding arbitration proceeding finds any provision of this Agreement, or the application thereof, to be invalid or unenforceable, this Agreement will be deemed amended to revise that provision or portion to the minimum extent necessary to render it enforceable. Such amendment will apply only with respect to the operation of this paragraph in the particular jurisdiction in which such adjudication was made, and the remaining provisions of this Agreement will be interpreted so as best to reasonably effect the intent of the parties. The parties further agree that the court or arbitrator shall replace any such invalid or unenforceable provisions with valid and enforceable provisions designed to achieve, to the extent possible, the business purposes and intent of such unenforceable provisions.

                    (g)  Counterparts. This Agreement may be executed in
                         ------------
counterparts which when taken together will constitute one instrument. Any copy of this Agreement with the original signatures of all parties appended will constitute an original.

                    (h)  Dispute Resolution. To the fullest extent permitted by
                         ------------------
law, any dispute, claim or controversy of any kind (including but not limited to tort, contract and statute) arising under, in connection with, or relating to this Agreement or Consultant's employment, shall be resolved exclusively by binding arbitration in Alameda County, California in accordance with the commercial rules of the American Arbitration Association then in effect. Parent and Consultant agree to waive any objection to personal jurisdiction or venue in any forum located in Alameda County, California. No claim, lawsuit or action of any kind may be filed by either party to this Agreement (other than to enforce any such arbitration); arbitration is the exclusive dispute resolution mechanism between the parties hereto. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

             [The remainder of this page is intentionally blank.]

         IN WITNESS WHEREOF, this Agreement is made and effective as of the Effective Date.


HEALTHCENTRAL.COM                             CONSULTANT


By:  /s/ Albert L. Greene                     /s/ Michael D. McDonald
   __________________________                 _______________________________
   Name: Albert L. Greene                     Dr. Michael D. McDonald
        _____________________
   Title:  CEO
         ____________________